Exhibit 10.1

AMENDMENT TO THE

MOVIE GALLERY, INC.
2003 EMPLOYEE STOCK PURCHASE PLAN

                This Amendment to the Movie Gallery, Inc. 2003 Employee Stock Purchase Plan (this “Amendment”) is effective as of this 16th day of December, 2004, with reference to the following facts:

                A.            The Board of Directors of Movie Gallery, Inc., a Delaware corporation (the “Company”), has determined that an amendment should be made to the 2003 Employee Stock Purchase Plan of the Company (the “Plan”) in the best interests of the Company and its stockholders.

                B.            The Board of Directors, acting by unanimous written consent, have amended the Plan in accordance with Section 19 thereof and as set forth herein.

Effective as of the date hereof, the Plan is hereby amended as follows.

1.             Section 5(b) of the Plan is hereby deleted in its entirety and replaced with the following:

“Payroll deductions shall commence on the first payroll paid following the Offering Date and shall end on the last payroll paid on or prior to the Purchase Date of the Offering Period to which the Enrollment Documents are applicable, unless sooner terminated by the participant as provided in Section 10.”

2.             Section 3(a) of the Plan is hereby deleted in its entirety and replaced with the following:

“Any person who is an Employee as of the Offering Date of a given Offering Period and who has been employed by the Company or by one of its Designated Subsidiaries for at least the past 12 months immediately prior to such Offering Date shall be eligible to participate in such Offering Period under the Plan, subject to the requirements of Section 5(a) and the limitations imposed by Section 423(b) of the Code.”

3.             Section 10(c) of the Plan is hereby deleted in its entirety.

4.             The first sentence of Section 10(a) of the Plan is hereby deleted in its entirety and replaced with the following:

“A participant may withdraw all but not less than all the Contributions credited to his or her account under the Plan at any time with respect to any Offering Period by submitting a completed “Notice of Withdrawal” form to the Company’s Human Resources Department or electronically completing the required documentation provided by the Company through the designated broker, as directed by the Company’s Human Resources Department, provided that such documentation is received by the Company at least 30 days prior to the last day of such Offering Period.”

MOVIE GALLERY, INC.

By:	/s/ S. Page Todd
Name: S. Page Todd
Title: Executive Vice President